Interim Unaudited Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Income Statement [Abstract]
Net Income available to Class A Common Shareholders	$ 214,063	$ 175,149
Cash Flow Hedge:
Unrealized loss on derivative assets/FX option	(5,960)	(4,324)
Amortization of interest rate cap premium	1,949	2,295
Amounts reclassified to earnings	0	551
Total Other Comprehensive Loss	(4,011)	(1,478)
Total Comprehensive Income	$ 210,052	$ 173,671